BREMER INVESTMENT FUNDS, INC.



SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 22, 1998



DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES



        The fourth sentence in the first paragraph of the section entitled "Dividends, Distributions and Tax
Consequences" appearing on page 18 of the Prospectus is deleted and replaced by the following:



        Effective June 1, 1998, net investment income dividends distributed by the Bond Fund will be declared on a daily basis and paid monthly. Prior to June 1, 1998, net investment income dividends will be declared and paid monthly by the Bond Fund.





The date of this Prospectus Supplement is May 21, 1998